UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2026, the Board of Directors (the “Board”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) approved amending and restating the Company’s Amended and Restated 2019 Performance Incentive Plan (the “Amended 2019 Plan”), subject to stockholder approval of the amendments to the Amended 2019 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the Second Amended and Restated 2019 Performance Incentive Plan (the “Second Amended 2019 Plan”) at the Company’s 2026 annual meeting of stockholders on May 27, 2026 (the “Annual Meeting”).

The Amended 2019 Plan permits the Company to grant a maximum number of shares of the Company’s common stock (the “Common Stock”) that may be delivered pursuant to awards under the Second Amended 2019 Plan, in the aggregate, since its inception, equal to the sum of (a) 1,928,000 new shares; plus (b) 812,000 shares through the approval of the Amended 2019 Plan at the 2024 annual meeting; plus (c) the original 3,500,000 shares reserved under the 2019 Performance Incentive Plan (the “2019 Plan”); plus (d) the number of shares of Common Stock that were available for grant purposes under the Sportsman’s Warehouse Holdings, Inc. 2013 Performance Incentive Plan (the “2013 Plan”) as of May 29, 2019, the date of the original stockholder approval of the 2019 Plan; plus (e) the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested on May 29, 2019 that are forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested; plus (f) any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that was outstanding on May 29, 2019; plus (g) shares that remained available for grant under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) as of May 30, 2024; plus (h) the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on May 30, 2024 that are forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested; plus (i) any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding as of May 30, 2024; provided that in no event shall such maximum number of shares exceed 8,167,492 shares (which is the sum of the 6,240,000 shares set forth above in (a), (b) and (c), plus the number of shares that were available for grant under the 2013 Plan as of April 5, 2019, the date of Board approval of the 2019 Plan, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024).

A summary of the Second Amended 2019 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2026 (the “Proxy Statement”). That summary and the foregoing description of the Second Amended 2019 Plan are qualified in their entirety by reference to the text of the Second Amended 2019 Plan, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, at the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: The Company’s stockholders elected the six individuals below to serve on the Board until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Votes
Martha Bejar	20,395,501	3,014,989	47,727	7,228,362
Richard McBee	22,616,715	793,819	47,683	7,228,362
Steven Sansom	22,605,746	803,763	48,708	7,228,362
Paul Stone	22,785,678	603,397	69,142	7,228,362
Michael Tucci	23,245,162	162,868	50,187	7,228,362
Nancy A. Walsh	22,748,950	195,258	514,009	7,228,362

Proposal 2: The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
21,391,384	1,409,389	657,444	7,228,362

Proposal 3: The Company’s stockholders approved a second amendment and restatement of the Amended 2019 Plan, including to increase the number of shares available for grant under the Amended 2019 Plan.

For	Against	Abstain	Broker Non-Votes
18,869,207	4,422,440	166,570	7,228,362

Proposal 4: The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

For	Against	Abstain	Broker Non-Votes
30,510,219	149,177	27,183	—

Proposal 5: The Company’s stockholders approved, on an advisory basis, a 1 year frequency for future advisory votes on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,679,969	63,766	698,101	16,381	7,228,362

After considering the results of the advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Annual Meeting, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive compensation annually until the next required vote on the frequency of such votes.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.	Sportsman’s Warehouse Holdings, Inc.’s Second Amended and Restated 2019 Performance Incentive Plan

Exhibit 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	May 28, 2026	By:	/s/ Jennifer Fall Jung
		Name:	Jennifer Fall Jung
		Title:	Secretary and Chief Financial Officer